UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 8, 2025

Petros Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-39752 (Commission File Number)	85-1410058 (I.R.S. Employer Identification No.)

1185 Avenue of the Americas, 3rd Floor

New York, New York 10036
(Address of principal executive offices) (Zip code)

(973) 242-0005
(Registrant's telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 Under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	PTPI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard Transfer of Listing

As previously disclosed, Petros Pharmaceuticals, Inc. (the “Company”) recently received, and requested an appeal of, a delisting notice related to the Company’s low bid price pursuant to Nasdaq Listing Rule 5810(c)(3)(A)(iii). On April 8, 2025, the Nasdaq notified the Company that it did not comply with the $2.5 million minimum stockholders’ equity requirement, as set forth in Nasdaq Listing Rule 5550(b)(1). Pursuant to Nasdaq Listing Rule 5810(d), this deficiency now becomes an additional basis for delisting, and as such, the Company intends to address these concerns before a Nasdaq Hearings Panel. As a result of the Company’s hearing request pending appeal notice, all delisting actions have been stayed, pending a hearing before the Panel.

Item 3.03 Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information contained in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As reported below under Item 5.07 of this Current Report on Form 8-K, the Company held a special meeting of stockholders on April 10, 2025 (the “Special Meeting”), at which the Company’s stockholders approved an amendment (the “Incentive Plan Amendment”) to the Third Amendment to the Petros Pharmaceuticals, Inc. Amended and Restated 2020 Omnibus Incentive Compensation Plan (the “Incentive Plan”) to increase the aggregate number of shares of common stock, par value $0.0001 per share (the “Common Stock”) available for the grant of awards under the Incentive Plan by 1,000,000,000, to a total of 1,002,760,000 shares of Common Stock.

For more information about the Incentive Plan Amendment, see the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on March 18, 2025 (the “Proxy Statement”), the relevant portions of which are incorporated herein by reference. The foregoing description of the Incentive Plan Amendment does not purport to be complete and is qualified in its entirety by reference to the complete text of the Incentive Plan Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Company’s Special Meeting, the Company’s stockholders approved an amendment to the Company’s Amended and Restated Certificate of Incorporation (the “Share Increase Amendment”) to increase the number of authorized shares of the Common Stock from 250,000,000 shares to 7,000,000,000 and to make a corresponding change to the number of authorized shares of the Company’s capital stock. Following the Special Meeting, on April 11, 2025, the Company filed the Share Increase Amendment with the Secretary of State of Delaware.

For more information about the Share Increase Amendment, see the Company’s Proxy Statement, the relevant portions of which are incorporated herein by reference. The information set forth herein is qualified in its entirety by reference to the complete text of the Share Increase Amendment, a copy of which is filed with this report as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On April 10, 2025, the Company held the Special Meeting. As of the close of business on February 19, 2025, the record date for the Special Meeting, there were 29,929,668 shares of the Company’s Common Stock issued and outstanding, with each share entitled to one vote, and 567.85 shares of Series A Convertible Preferred Stock, par value $0.0001 per share (“Preferred Stock”), issued and outstanding, with the Preferred Stock entitled to an aggregate of 252,374 votes, constituting all of the eligible securities entitled to vote on the proposals described below. Holders of the Company’s Common Stock and Preferred Stock with a total aggregate voting power of 15,848,892 votes were present in person or represented by proxy at the Special Meeting.

The matters described below were submitted to a vote of the holders of the Company’s Common Stock and Preferred Stock at the Special Meeting. Each proposal is described in detail in the Company’s Proxy Statement. All proposals were approved by the Company’s stockholders.

1.	Approval, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of shares of Common Stock underlying the Series A warrants (the “Series A Warrants”) and Series B warrants (the “Series B Warrants” and, together with the Series A Warrants, the “Series Warrants”), including by operation of certain anti-dilution provisions contained therein, issued by us in a public offering transaction (the “Offering”) on February 19, 2025 (including an aggregate of approximately 1,064,846,416.38 shares of Common Stock issuable upon exercise of the Series Warrants, which consists of (i) an aggregate of approximately 81,911,262.80 shares of Common Stock issuable upon exercise of 40,000,000 Series A Warrants issued in the Offering (assuming the full exercise of the Series A Warrants at an exercise price equal to the floor price of $0.0586) and (ii) an aggregate of approximately 982,935,153.58 shares of Common Stock issuable upon exercise of 40,000,000 Series B Warrants issued in the Offering (assuming (x) the full exercise of the Series B Warrants at an exercise price equal to the floor price of $0.0586 and (y) all the Series B Warrants are exercised on the “zero exercise price” basis).

For	Against	Abstain	Broker Non-Votes
4,531,733	723,510	113,054	2,980,595

2.	Approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation to effect, at the discretion of the Board but prior to the one-year anniversary of the date on which the reverse stock split is approved by the Company’s stockholders at the Special Meeting, a reverse stock split of all of the outstanding shares of the Company’s Common Stock at a ratio in the range of 1-for-250 to 1-for-500, with such ratio to be determined by the Board in its discretion and included in a public announcement.

For	Against	Abstain	Broker Non-Votes
14,593,543	1,001,281	254,068	-

3.	Approval of the Third Amendment to the Incentive Plan to increase the total number of shares of the Company’s Common Stock authorized for issuance under such plan by 1,000,000,000, to a total of 1,002,760,000 shares of Common Stock.

For	Against	Abstain	Broker Non-Votes
12,020,754	744,560	102,983	2,980,595

4.	Approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the number of our authorized shares of Common Stock from 250,000,000 shares to 7,000,000,000 shares and to make a corresponding change to the number of authorized shares of capital stock.

For	Against	Abstain	Broker Non-Votes
12,027,754	719,437	121,731	2,980,595

5.	Approval of a proposal to adjourn the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any one or more of the proposals presented at the Special Meeting.

For	Against	Abstain	Broker Non-Votes
14,960,599	678,202	210,091	-

For more information about the foregoing proposals, see the Proxy Statement, the relevant portions of which are incorporated herein by reference. The results reported above are final voting results. No other matters were considered or voted upon at the Special Meeting.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
3.1	Certificate of Amendment of Amended and Restated Certificate of Incorporation of Petros Pharmaceuticals, Inc.
10.1	Third Amendment to the Petros Pharmaceuticals, Inc. Amended and Restated 2020 Omnibus Incentive Compensation Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PETROS PHARMACEUTICALS, INC.

Date: April 11, 2025	By:	/s/ Fady Boctor
Name: Fady Boctor
Title: President and Chief Commercial Officer